Fund Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price
(net of
fees and
expenses)
Date
offering
commenced
Price paid
by each
purchaser
of these
securities
in this or
any
concurrent
offering
Underwriter
from whom
purchased
Name of Affiliated
Underwriter (as
defined in the Rule
10f-3 procedures)
managing or
participating in
syndicate (attach
list of all members
of syndicate)
Commission,
spread or
profit

































Harvest
Funds
Intermediate
Bond (Fund
5144)


FRANSHION
BRILLIANT
LTD



10/10/2013



200,000



300MN



100



10/9/2013



200,000


 Royal
Bank of
Scotland

Deutsche Bank AG
Goldman Sachs
International HSBC
Royal Bank of
Scotland Standard
Chartered PLC

NA


































Harvest
Funds
Intermediate
Bond (Fund
5144)


GREENLAND
HONG KONG
HOLD



10/11/2013



200,000



700MN



99.6



10/10/2013



199,200



Barclays
Capital

Bank of China
International Ltd
Citigroup Global
Markets Asia Ltd
Deutsche Bank AG
Goldman Sachs
(Asia)
HSBC
JP Morgan/Hong Kong
Morgan Stanley Asia
Ltd
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 SK
BROADBAND
CO LTD

10/21/2013
500,000


300MN



99.185



10/21/2013



495,925



Deutsche
Bank AG

Barclays Bank PLC
Deutsche Bank AG
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CHINA MENGNIU
DAIRY CO L

11/21/2013

600,000

500MN

99.456

11/21/2013

596,736

HSBC

Barclays Bank PLC
Deutsche Bank AG
HSBC
Standard Chartered
PLC
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)
BAO-TRANS
ENTERPRISE

12/09/2013

300,000

500MN

99.95

12/05/2013

299,850

Goldman Sachs
(Asia)

Bank of China (US)
Deutsche Bank AG
HSC Securities
ICBC International
Securities Ltd
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 CIFI
HOLDINGS
GROUP CO



1/20/2014



300,000



200MN



99.545



1/20/2014



298,635


 Standard
Chartered


 Citi,
Deutsche
Bank,
Haitong,
HSBC,
Standard
Chartered

NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 INDIAN
RAILWAY
FINANCE
C



02/20/14



600,000



500MN



100



2/19/2014



600,000



Deutsche
Bank


 ANZ,
Barclays,
Deutsche
Bank,
Royal Bank
of
Scotland



NA


































Harvest
Funds
Intermediate
Bond (Fund
5144)

 Lippo
Karawaci
Tbk PT



4/4/2014



560,000



150MN



100



4/2/2014



560,000



Citigroup



Citigroup,
Credit
Suisse,
Deutsche
Bank, Bank
of America
Merrill
Lynch

NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 Oil
India
Ltd



4/8/2014



600,000



500MN



99.527



4/8/2014



600,000


 Standard
Chartered
Bank



Citigroup,
Deutsche
Bank,
HBSC,
Royal Bank
of
Scotland ,
Standard
Chartered
Bank

NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 MAOYE
INTERNATIONAL
HOLD



5/12/2014

900,000
300MN
100
5/12/2014
900,000
Citigroup


Citigroup,
CLSA,
Deutsche
Bank,
Morgan
Stanley

NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 LOGAN
PROPERTY
HOLDINGS



5/27/2014



1,000,000



300MN



100



5/27/2014



1,000,000


 Standard
Chartered
Bank


 ABC
International
, CITIC
Securities ,
Citigroup,
Deutsche
Bank, Goldman
Sachs,
HSBC,ICBC
International
, JP
Morgan, VTB
Capital


NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)
BAIDU INC
6/4/2014
2,000,000
1BN
99.32
6/4/2014
2,000,000
Goldman Sachs
Goldman Sachs, JP
Morgan, Bank of
China, Deutsche
Bank, Morgan
Stanley
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)
HUAXIA BANK CO
LTD
6/24/2014
5,000,000
1BN
100
6/24/2014
5,000,000
Deutsche Bank
Deutsche Bank
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)
GCX Ltd.
07/24/2014
800K
350MN
100
07/24/2014
800K
Deutsche Bank
AG
Deutsche Bank AG,
Standard Chartered
Bank
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
ABJA
INVESTMENT CO
07/24/2014
300K
1 BN
100
07/24/2014
300K
Bank of
America
Merrill Lynch
ANZ Banking Group,
Bank of America
Merrill Lynch, BNP
Paribas SA,
Citi, Credit
Agricole CIB,
Deutsche Bank AG
HSBC Bank PLC,
Morgan Stanley
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CHINA OIL AND
GAS GROUP
11/03/14
1MN
300MN
100.0
11/03/2014
1,000,000
JP Morgan
Deutsche Bank
Capital Markets,
JP Morgan
Securities Asia
Ltd,
Morgan Stanley
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
JSW STEEL LTD
11/05/2014
900K
500MN
100.0
11/05/2014
900,000
Citi
Australia & New
Zealand Banking,
Citigroup Global
Markets Singapore,
Credit Suisse
Securities
(Europe),
Deutsche Bank
AG/Singapore,
Standard Chartered
Bank
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CENTURY LTD
11/06/2014
250K
175MN
100.0
11/06/2014
250,000
Deutsche Bank
AG
Deutsche Bank AG
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
SOCIALIST REP
OF VIETNAM
11/06/2014
400K
1BN
100.0
11/06/2014
400,000
HSBC
Deutsche Bank
Securities Inc,
HSBC Securities,
Standard Chartered
Bank (US),
BNP Paribas SA,
Daiwa Capital
Markets Hong Kong,
Mizuho Securities
Co Ltd
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
HUAYI FINANCE
I
11/24/2014
1MN
350MN
99.7
11/24/2014
997,040
Deutsche Bank
AG
DBS Bank,
Deutsche Bank AG,
ICBC International
Securities,
Morgan Stanley,
UBS,
Deutsche Bank AG,
ICBC International
Securities
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
BAOSTEEL
FINANCING 2015
1/21/2015
1.7MN
500MN
99.488
1/21/2015
1,691,296
Standard
Chartered
Bank
ANZ Banking Group;
Bank of China; DBS
Bank; Deutsche Bank
AG/Singapore; HSBC;
Standard Chartered
Bank; Commonwealth
Bank of Australia;
National Australia
Bank Ltd
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
SECURITY BANK
CORP
1/27/2015
500K
300MN
100.0
1/27/2015
500,000
Deutsche Bank
AG
ANZ Banking Group;
Deutsche Bank
AG/Singapore; UBS;
Development Bank of
Philippines; SB
Capital Investment
Corp
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
TENCENT
HOLDINGS LTD
02/04/2015

500K
900M
99.605
02/04/2015

498,025
Deutsche Bank
AG
ANZ Investment
Bank; Bank of China
Hong Kong Ltd; Bank
of America Merrill
Lynch; Barclays
Capital; China
Merchants
Securities(HK);
Citigroup Global
Markets Inc; Credit
Suisse; Deutsche
Bank Securities
Inc; Goldman Sachs;
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CENTRAL CHINA
REAL ESTATE
04/14/15
780K
300MN
100
04/14/15
780K
Morgan
Stanley
BNP Paribas,
Deutsche Bank
AG/Singapore,
Morgan Stanley,
OCBC Bank
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
TALENT YIELD
EURO LTD
05/07/2015
1.5M
500MN
99.914
05/07/2015
1,498,710
UBS
ANZ Asia, Bank of
China, DBS Bank,
Deutsche Bank
AG/Hong Kong, UBS
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CHINA
CONSTRUCTION
BANK
05/06/2015
900K
2BN
99.456
05/06/2015
895,104
CCB
International
ANZ, CCB
International
Capital Ltd, Citi,
Credit Suisse (HK)
Ltd, Deutsche Bank
Capital Markets,
HSBC, JP
Morgan/Hong Kong,
Standard Chartered
Bank
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
FANTASIA
HOLDINGS GROUP
05/27/2015
310K
200MN
99.26
05/27/2015
307,706
UBS
China Merchants
Securities (HK),
CLSA Ltd, Deutsche
Bank AG/Singapore,
Merrill Lynch , UBS
AG/Hong Kong
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
GARUDA ID
GLOBAL SUKUK
05/27/2015
500K
500MN
99.256
05/27/2015
496,280
Standard
Chartered
Bank
Al Hilal Bank, ANZ,
Deutsche Bank AG,
Dubai Islamic Bank,
Emirates NBD
Capital Ltd, First
Gulf Bank PJSC,
Maybank Investment
Bank Bhd,
National Bank of
Abu Dhabi,
Noor Bank,
Sharjah Islamic
Bank,
Standard Chartered
Bank,
Warba Bank,
BNI Securities,
Mega Capital
Indonesia PT,
Trimegah Securities
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
BLUESTAR FIN
HOLDINGS
06/04/2015
640K
500MN
99.893
06/04/2015
639,315
Deutsche Bank
Bank of
Communications/Hong
Kong, BNP Paribas,
BOCI Asia Ltd,
Deutsche Bank
AG/Singapore,
JP Morgan
Securities PLC,
Morgan Stanley
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CHINA GREAT
WALL II
06/11/2015
2MN
1BN
99.573
06/11/2015
1,991,460
Standard
Chartered
Bank
Agricultural Bank
of China,
Bank of China,
BOCI Asia Ltd,
CCB International
Capital Ltd,
China Construction
Bank (Asia),
China International
Capital Corp,
CLSA Ltd,
Credit Suisse
Securities
(Europe),
Deutsche Bank
AG/Singapore,
Guotai Junan
Securities Co Ltd,
HSBC, ICBC (Asia),
JP Morgan
Securities PLC,
Societe Generale,
Standard Chartered
Bank,
Wing Lung Bank
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
HUARONG
FINANCE II
11/13/2015
600k
800M
99.759
11/13/2015
598554
Standard
Chartered
Bank
ABCI, BOC, CCBI,
CS, DBS, Deutsche
Bank AG/Hong Kong,
GS,
Haitong
International,
Hani Securities
(HK) Ltd, HSBC,
Huarong Securities
Co Ltd, ICBC
(Asia), Shanghai
Pudong Development
Bank, Standard
Chartered Bank/Hong
Kong, Wells Fargo
Securities LLC,
Wing Lung Bank
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
STATS CHIPPAC
2/1/2016
USD289,583.33
NOT GIVEN
94.875
NOT GIVEN
NOT GIVEN
Deutsche Bank
NOT GIVEN
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CHN SCE
PROPERTY
2/11/2016
USD322,458.33
NOT GIVEN
106.375
NOT GIVEN
NOT GIVEN
Deutsche Bank
NOT GIVEN
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
PETROLEOS
MEXICA
2/11/2016
USD378,525.00
NOT GIVEN
84
NOT GIVEN
NOT GIVEN
Deutsche Bank
NOT GIVEN
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
JAPAN TOBACCO
INC
04/07/2016
800K
500MN
99.879
04/13/2016
799,032.00
BAML
BNP Paribas
Citigroup Global
Markets Ltd
Credit Agricole CIB
Deutsche Bank AG
London
Merrill Lynch
International Ltd
Mizuho Securities
Asia Ltd
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
CHN AOYUAN
PROPERTY GRP
04/18/2016
300K
250MN
100
04/25/2016
300K
BAML
ABCI Capital Ltd
Credit Suisse
Securities (Europe)
Ltd
Deutsche Bank
AG/Singapore
Guotai Junan
Securities (Hong
Kong) L
Merrill Lynch Far
East Ltd
UBS AG/Hong Kong
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
MALAYAN
BANKING BHD
04/22/2016
600K
500MN
100
04/29/2016
600K
DB
Deutsche Bank
AG/Hong Kong
HSBC
Maybank Kim Eng
Securities Pte Ltd
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
HSBC HOLDINGS
PLC
05/18/2016
600K
2.5BN
99.647
05/25/2016
597,882.00
HSBC
HSBC Securities
ABN AMRO Securities
USA LLC
CIBC World Markets
Citigroup Global
Markets Inc
Credit Suisse
Securities USA LLC
Deutsche Bank AG
London
Erste Group Bank
Merrill Lynch
Pierce Fenner &
Smith
Mitsubishi UFJ
Securities USA Inc
nabSecurities LLC
Natixis Securities
North America Inc
Rabo Securities USA
Inc
RBC Capital Markets
LLC
Santander
Investment
Securities In
Scotia Capital USA
Inc
Skandinaviska
Enskilda Banken AB
TD Securities USA
LLC
UBS Securities LLC
Wells Fargo
Securities LLC
N/A

































Harvest
Funds
Intermediate
Bond (Fund
5144)
HSBC HOLDINGS
PLC
05/24/2016
600K
2BN
100
06/01/2016
600K
HSBC
HSBC Securities
ANZ Securities
BBVA Securities Inc
BNP Paribas
Securities Corp
Commerz Markets LLC
Credit Agricole
Securities USA Inc
Danske Bank
ING Financial
Markets LLC
Lloyds Securities
Inc
Merrill Lynch
Pierce Fenner &
Smith
Morgan Stanley
Societe Generale
UniCredit Capital
Markets Inc
Wells Fargo
Securities LLC
BMO Capital Markets
Corp
Credit Suisse
Securities USA LLC
Deutsche Bank AG
KBC Securities/New
York
Mizuho Securities
USA Inc
Nykredit Bank A/S
SMBC Nikko
Securities America
Inc
Standard Chartered
Bank (US)


































Harvest
Funds
Intermediate
Bond (Fund
5144)
THREE GORGES
FIN I KY
05/24/2016
1MN
1BN
99.804
06/02/2016
998,040.00
JPM
Bank of China
Deutsche Bank
Capital Markets Ltd
Goldman Sachs
(Asia)
ICBC Standard Bank
Plc
JP Morgan/Hong Kong
UBS AG
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
MINMETALS
BOUNTEOUS FIN
07/20/2016
1MN
300MN
99.661
07/27/16
996,610
HSBC
Bank of China
Barclays Bank PLC
BOCI Asia Ltd
DBS Bank
Deutsche Bank
AG/Singapore
Hongkong & Shanghai
Banking Corporation
ICBC (Asia)
ICBC Standard Bank
Plc
ING Bank
NV/Singapore
Merrill Lynch
International
MUFG Securities
EMEA PLC
UBS AG/Hong Kong
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
ROYAL BK
SCOTLND GRP
PLC
08/10/16
550K
2650MN
100
08/15/16
550K
UBS
Citigroup Global
Markets Inc
Deutsche Bank
Securities Inc
JP Morgan
Securities LLC
RBS Securities Corp
UBS Securities LLC
Credit Suisse
Securities USA LLC
Goldman Sachs
HSBC Securities
ING Financial
Markets LLC
Merrill Lynch
Pierce Fenner &
Smith
Natixis Securities
North America Inc
Santander
Investment
Securities Inc
Wells Fargo
Securities LLC
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
STANDARD
CHARTERED PLC
08/11/16
550K
2000MN
100
08/18/16
550K
ML
Deutsche Bank
Securities Inc
Goldman Sachs
Merrill Lynch
Pierce Fenner &
Smith
Societe Generale
Standard Chartered
Bank
UBS Securities LLC
ABN Amro Capital
USA LLC
BBVA Securities Inc
Commerzbank
Securities
Emirates NBD PJSC
Maybank Investment
Bank Bhd
Natixis Securities
North America
Qatar National Bank
RBC Capital Markets
UOB Asia Limited
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
XINYUAN REAL
ESTATE
08/24/16
400K
300MN
100
08/30/16
400K
Barclays
Bank of America
Merrill Lynch
Barclays Bank PLC
CCB International
Finance Ltd
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
DBS GROUP
HOLDINGS LTD
08/30/16
550K
750MN
100
09/07/16
550K
DB
Citibank NA/London
DBS Group
Deutsche Bank AG
London
HSBC Bank PLC
Societe Generale
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
BARCLAYS PLC
08/24/16
550K
1500MM
99.996
08/31/16
549,978
Barclays
Barclays Bank PLC
Danske Bank
Deutsche Bank
ING Bank NV
Niederlassung
Morgan Stanley & Co
International P
Santander Global
Banking Markets
Scotiabank
SMBC Nikko
Securities Inc
Societe Generale
Corporate & Inve
UBS Investment
Bank/US
Wells Fargo
Securities LLC
BBVA Capital
Markets
Rabobank Nederland
US
Standard Chartered
Bank (US)
TD Securities
United Overseas
Bank
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
YESTAR INTL
HLD CO LTD
09/08/16
600K
200MN
100
09/15/16
600K
ML
Bank of America
Merrill Lynch
Credit Suisse First
Boston
Deutsche Bank AG
Haitong
International
Securities
Bank of America
Merrill Lynch
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
ABT 3.4
11/30/23
11/18/16
500K
1,500MN
1,500MN
11/17/16
497,645
Merrill Lynch
Barclays Capital
Deutsche Bank
Securities Inc
Merrill Lynch
Pierce Fenner &
Smith Morgan
Stanley
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
CHN AOYUAN
PROPERTY GRP

1/5/2017
200K
250MN
100
1/4/2017
200,000
BAML
AMTD Asset
Management Ltd,
Bank of America
Merrill Lynch,
China Merchants
Securities,
Deutsche Bank AG
London, Guotai
Juran Securities Co
Ltd, Haitong
International
Securities, SC Lowy
Financial Ltd, UBS
Ltd
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
TIMES PROPERTY
HLDG LTD
1/17/2017
270K
375MN
100
1/16/2017
270,000
JPM
Citi, Credit
Suisse, Deutsche
Bank, Guotai Junan
Securities Co Ltd,
Haitong
International
Securities, ICBC
International
Securities Ltd, JP
Morgan Securities
PLC, UBS
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
CREDIT SUISSE
GROUP AG
1/25/2017
400K
1500MN
100
1/23/2017
400,000
CS
Credit Suisse
AG/London, ABN AMRO
Bank NV/Old, ANZ
National
International Ltd,
BMO Capital Markets
Corp/London, BNP
Paribas, CIBC World
Markets PLC, Credit
Agricole CIB,
Deutsche Bank,
Morgan Stanley & Co
International,
National Australia
Bank, Natixis.
NatWest Markets,
Nordea Markets,
Rabobank,
Scotiabank Europe
PLC
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
JAIN INT
TRADING BV
1/26/2017
1MN
200MN
98.97
1/25/2017
989,700
DB
Barclays Bank PLC.
Deutsche Bank AG,
JP Morgan
Securities, Nomura
Securities Co Ltd,
Rabobank
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
FUTURE LAND
DEVELOPMENT
2/10/2017
260K
350MN
99.656
2/9/17
259,105
DB
Bank Of America
Merrill Lynch,
Deutsche Bank AG,
Haitong
International
Securities, HSBC,
JP Morgan
Securities PLC
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
MACQUARIE BANK
LONDON
3/2/2017
600K
750MN
100
3/1/2017
600,000
BAML
Bank of America
Merrill Lynch,
Citigroup Global
Markets Inc, HSBC
Securities, JP
Morgan Securities,
Macquarie Capital
Partners LLC
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
OMAN GOV
INTERNTL BOND
3/2/2017
400K
2BN
99.618
3/1/2017
398,472
HSBC
Bank Muscat, Citi,
Deutsche Bank,
HSBC, ICBC Standard
Bank Plc, JP
Morgan, Societe
Generale, Standard
Chartered Bank
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
CHINA CINDA
FINANCE 2017
3/3/2017
700K
700MN
99.648
3/2/2017
697,536
Morgan
Stanley
Agricultural Bank
of China/Australia
& New Zealand
Banking, Bank of
China Hong Kong
Ltd, Bank of
Communications, BNP
Paribas, China
Construction Bank
(asia), China
Everbright Bank,
China International
Capital Corp, China
Merchants Bank,
China Merchants
Securities, Cinda
International
Capital, CLSA Ltd,
DBS Bank, Deutsche
Bank AG/Hong Kong,
Haitong
International
Securities, CBC
(Asia), Morgan
Stanley Asia Lts,
Shanghai Pudong
Development Bank,
Standard Chartered
Bank Hong Kong,
Wells Fargo
Securities LLC
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
CHINA SCE
PROPERTY HLDGS
3/7/2017
500K
200MN
99.35
3/6/2017
496,750
BAML
BOC International
China Ltd, Deutsche
Bank AG London,
Haitong
International
Securities, HSBC
Bank PLC ICBC
International
Securities Ltd
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
PERUSAHAAN
PENERBIT SBSN
3/23/2017
650K
1BN
100
3/22/2017
650K
HSBC
Deutsche Bank AG
HSBC, Mandirl
Sekuritas PT,
National Bank of
Abu Dhabi, Standard
Chartered Asia Ltd
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
PERUSAHAAN
PENERBIT SBSN
3/23/2017
650K
2BN
100
3/22/2017
650K
HSBC
Deutsche Bank AG,
HSBC, Mandiri
Sekuritas PT,
National Bank of
Abu Dhabi, Standard
Chartered Asia Ltd
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
YANCOAL INTL
RES DEV
04/06/17
780K
500MN
100
4/6/2017
780K
DB
China Silk Road
International
Capital, CMB
International
Capital Corp Ltd,
Deutsche Bank AG
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
KSA SUKUK LTD
22
4/12/17
300K
4500MN
100
4/12/2017
300K
HSBC
BNP Paribas,
Citigroup Global
Markets Inc,
Deutsche Bank
Securities Inc,
HSBC Securities, JP
Morgan Securities,
NCB Capital Co
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
KSA SUKUK LTD
27
4/12/17
400K
4500MN
100
4/12/2017
300K
HSBC
BNP Paribas,
Citigroup Global
Markets Inc,
Deutsche Bank
Securities Inc,
HSBC Securities, JP
Morgan Securities,
NCB Capital Co
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
TIMES PROPERTY
HLDG LTD
4/19/17
660K
225MN
100
4/19/17
660K
UBS
Citibank NA/HK,
Deutsche Bank
AG/Hong Kong,
Haitong
International
Securities, JP
Morgan/Hong Kong,
SPDB International
Capital Ltd, UBS
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
HUARONG
FINANCE
4/20/17
200K
1000MN
100
4/20/17
200K
HSBC
ANZ Banking Group,
Bank of China, Bank
of
Communications/Hong
Kong, BOC
International
Holdings Ltd, China
Minsheng Banking
Corp Ltd, Deutsche
Bank Securities
Inc,etc
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
State
Development &
Investment
Corp
4/25/17
200K
500MN
99.776
4/25/17
199,552
HSBC
Agricultural Bank
of China/Hong Kong,
Bank of China,
China Citic Bank,
China Construction
Bank, Citi, DBS
Bank Ltd/London,
Deutsche Bank,
Goldman Sachs
(Asia), HSBC, ICBC
(Asia), Standard
Chartered Bank
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
formation
REPUBLIC OF
SRI LANKA
05/04/17
1000K
1500MN
100
05/04/14
1000K
ICBC
CITIC Securities Co
Ltd, Citigroup
Global Markets Inc,
Deutsche Bank
Securities Inc,
HSBC Securities,
ICBC International
Securities Ltd, JP
Morgan Securities,
Standard Chartered
Asia Ltd
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
Cheung Kong
Property
Holdings Ltd
05/11/17
500K
1500MN
100
05/11/17
500K
HSBC
Deutsche Bank AG,
HSBC, UBS AG
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
NANYANG
COMMERCIAL
BANK
5/25/17
450K
1200MN
100
5/25/17
5/25/17
(?)
UBS
BOC International
Holdings Ltd, China
Construction Bank
Intl, China
International
Capital Corp Ltd,
CITIC Securities Co
Ltd, Credit Suisse,
Deutsche Bank,
Morgan Stanley,
UBS, Wells Fargo
Securities LLC
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
YANCOAL INTL
RES DEV
04/06/17
780K
500MN
100
4/6/2017
780K
DB
China Silk Road
International
Capital, CMB
International
Capital Corp Ltd,
Deutsche Bank AG
N/A
Harvest
Funds
Intermediate
Bond (Fund
5144)
KSA SUKUK LTD
22
4/12/17
300K
4500MN
100
4/12/2017
300K
HSBC
BNP Paribas,
Citigroup Global
Markets Inc,
Deutsche Bank
Securities Inc,
HSBC Securities, JP
Morgan Securities,
NCB Capital Co
N/A